JAVA DETOUR, INC.
PRO FORMA EXPLANATORY HEADNOTE

The following unaudited pro forma consolidated financial statements give effect to the sale of the assets of four company-owned retail locations in Nevada to Java Nevada, LLC. The statements have been prepared based on estimates and assumptions set forth herein and in the notes to such statements. This pro forma information has been prepared utilizing the historical financial statements of Java Detour, Inc. and the notes thereto, which are incorporated by reference herein. The transaction is being treated as an asset sale. The pro forma financial data does not purport to be indicative of the results which actually would have been obtained had the asset sale been effected on the dates indicated or of the results which may be obtained in the future.

The pro forma consolidated statements of operations for the year ended December 31, 2006 and for the six months ended June 30, 2007 assume that the asset sale occurred at the beginning of each period. The June 30, 2007 consolidated balance sheet assumes that the sale occurred on June 30, 2007.

On August 2, 2007, the Company, through its wholly-owned subsidiary JDCO, Inc. (JDCO”), sold to Java Nevada, LLC (“Java Nevada”) its right, title and interest in the assets related to its four company-owned gourmet coffee retail locations in the State of Nevada (the “Assets”), pursuant to an Asset Purchase Agreement dated as of July 11, 2007 by and between JDCO and Java Nevada (the “Purchase Agreement”). The purchase price for the Assets, was (i) $200,000 in cash, (ii) $900,000 payable pursuant to a promissory note accruing interest at a fixed rate of 8% per annum and maturing on August 2, 2012, and (iii) the assumption by Java Nevada of certain liabilities related to the Assets, subject to limited exceptions set forth in the Purchase Agreement. Pursuant to the Purchase Agreement, the Company and JDCO also agreed to cause its wholly-owned subsidiary Java Detour (“JDCO Subsidiary”) to relinquish its rights to open additional company-owned gourmet coffee retail locations in the State of Nevada as granted under a Master Franchise Agreement dated as of December 6, 2006 between JDCO Subsidiary and Java Nevada.

The Purchase Agreement included customary, covenants, representations and warranties by the parties, including, among others, representations by JDCO regarding ownership of the Assets. Further, the principals of Java Nevada agreed to guaranty the payment obligations of Java Nevada under the Purchase Agreement.

The Purchase Agreement was amended to state the Assets sold would be free and clear of all liens, security interest, and encumbrances of any kind or nature. Such Assets are subject to capital leases and the Company agreed to remain obligated to make any and all payments under such leases from and after the closing and that all amounts due under the leases shall be paid off on or prior to the maturity date of the promissory note. The promissory note was amended to state that Java Nevada is entitled to offset on a dollar for dollar basis any amounts it pays on the Company’s behalf with respect to equipment leases against any amounts due to the Company under the terms of such note.

Java Detour, Inc.
Unaudited Pro forma Consolidated Balance Sheet
June 30, 2007

				Java Detour, Inc.
	Java Detour, Inc.			Proforma
	Consolidated		Adjustments	Consolidated
ASSETS
CURRENT ASSETS:
Cash	$1,787,888		$200,000	$1,987,888
Accounts receivable	80,489			80,489
Due from shareholders	-			-
Current portion of receivables	62,032			62,032
Inventories	90,521			90,521
Investments	966,793			966,793
Assets available for sale	1,577,399		(1,577,399)	-
Deferred acquisition costs	29,374			29,374
Prepaid expenses	113,386			113,386
Total current assets	4,707,882		(1,377,399)	3,330,483

NONCURRENT ASSETS:
Note receivable, net	382,439		900,000	1,282,439
Fixed Assets
Property and equipment, net	3,692,789		-	3,692,789
Intangibles	22,250			22,250
Prepaid expenses - long term	12,318			12,318
Deferred tax asset	485,647			485,647
Other assets	67,104			67,104

TOTAL ASSETS	$ $ 9,370,429	1	$(477,399)	$8,893,030

LIABILITIES AND STOCKHOLDERS EQUITY

CURRENT LIABILITIES
Accounts payable	$600,732			$600,732
Accounts payable, related party	14,096			14,096
Deferred revenue	932,000			932,000
Liabilities associated with assets available for sale	111,265		(111,265)	-
Notes payable	56,144			56,144
Capital lease obligations	249,203			249,203
Accrued expenses	391,200			391,200
Total current liabilities	2,354,640		(111,265)	2,243,375

Notes payable	928,551		-	928,551
Capitalized leases payable	642,399			642,399
Deferred rent	169,125			169,125

TOTAL LIABILITIES	4,094,715		(111,265)	3,983,450

STOCKHOLDER'S EQUITY
Preferred stock	-		-	-
(no par value; 5,000,000 shares authorized
0 shares issued and outstanding
Common stock	28,328		-	28,328
$.001 par value 75,000,000 shares authorized;
28,327,787 shares issued and outstanding
Additional paid in capital	14,510,745			14,510,745
Unrealized gain/loss on investment	(25,431)			(25,431)
Accumulated earnings	(9,237,928)		(366,134)	(9,604,062)

Total stockholder's equity	5,275,714		(366,134)	4,909,580
TOTAL STOCKHOLDER'S EQUITY & LIABILITIES	$9,370,429		$(477,399)	$8,893,030

Java Detour, Inc.
Unaudited Pro Forma Consolidated Statement of Operations
For the Six Months ended June 30, 2007

			Java Detour, Inc.
	Java Detour, Inc.	Pro Forma	Proforma
	Consolidated	Adjustments	Consolidated
OPERATING REVENUES:
Sales and other operating revenues	$3,280,590	$(557,973)	$2,722,617
Cost of sales	(1,099,165)	230,460	$(868,705)
Gross profit	2,181,425	(327,513)	1,853,912
OPERATING EXPENSES:
Store expenses:
Store operating expenses	2,410,971	(656,240)	1,754,731
Selling, general and administrative expenses	2,302,116	(31,474)	2,270,642
Depreciation	257,122	(83,411)	173,711

Total operating expenses	4,970,209	(771,125)	4,199,084
(LOSS) FROM OPERATIONS	(2,788,784)	443,612	(2,345,172)
OTHER INCOME/(EXPENSE)
Other income	115,502		115,502
Interest expense	(138,607)		(138,607)
Gain on registration rights agreement	150,000		150,000
Loss on sale of assets		(366,134)	(366,134)
Other expenses	(25,429)		(25,429)
Total other income/(expense)	101,466	(366,134)	(264,668)

NET (LOSS) BEFORE INCOME TAXES	(2,687,318)	77,478	(2,609,840)

INCOME TAX BENEFIT	(2,400)		(2,400)

NET (LOSS)	$(2,689,718)	$77,478	$(2,612,240)

NET (LOSS) ATTRIBUTED TO COMMON
STOCKHOLDERS	(2,689,718)	77,478	(2,612,240)
NET (LOSS) PER SHARE:
BASIC AND DILUTED	$(0.09)	$0.00	$(0.09)
WEIGHTED AVERAGE SHARES
OUTSTANDING
BASIC AND DILUTED	28,327,787	28,327,787	28,327,787

Java Detour, Inc.
Unaudited Pro Forma Consolidated Statement of Operations
For the Year ended December 31, 2006

			Java Detour, Inc.
	Java Detour, Inc.	Pro Forma	Proforma
	Consolidated	Adjustments	Consolidated
OPERATING REVENUES:
Sales and other operating revenues	$6,398,090	$ $ (537,494)	$5,860,596
Cost of sales	(1,846,176)	201,304	(1,644,872)
Gross profit	4,551,914	(336,190)	4,215,724
OPERATING EXPENSES:
Store expenses:
Store operating expenses	3,325,827	(566,255)	2,759,572
Selling, general and administrative expenses	2,955,967	(35,920)	2,920,047
Depreciation	430,193	(78,283)	351,910

Total operating expenses	6,711,987	(680,458)	6,031,529
(LOSS) FROM OPERATIONS	(2,160,073)	344,268	(1,815,805)
OTHER INCOME/(EXPENSE)
Other income	33,284		33,284
Interest expense	(1,480,247)		(1,480,247)
Gain on registration rights agreement	(150,000)		(150,000)
Loss on sale of assets		(433,240)	(433,240)
Other expenses	(92,127)		(92,127)
Total other income/(expense)	(1,689,090)	(433,240)	(2,122,330)

NET (LOSS) BEFORE INCOME TAXES	(3,849,163)	(88,972)	(3,938,135)

INCOME TAX BENEFIT	3,996		3,996

NET (LOSS)	$(3,845,167)	$(88,972)	$(3,934,139)

PREFERRED STOCK DIVIDENDS	(54,923)		(54,923)
NET (LOSS) ATTRIBUTED TO COMMON
STOCKHOLDERS	(3,900,090)	(88,972)	(3,989,062)
NET (LOSS) PER SHARE:
BASIC AND DILUTED	$(0.31)	$(0.01)	$(0.32)
WEIGHTED AVERAGE SHARES
OUTSTANDING
BASIC AND DILUTED	12,405,530	12,405,530	12,405,530

JAVA DETOUR, INC

NOTES TO UNAUDITED PROFORMA CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1 - ADJUSTMENT OF ASSETS AND LIABILITIES

The Company has computed the net assets sold of $1,577,399 and liabilities assumed by purchaser of $111,265 as if the sale of assets was consummated on June 30, 2007.

NOTE 2 - ADJUSTMENT FOR CASH AND NOTE RECEIVABLE

The Company will receive $200,000 in cash and a note receivable for $900,000 pursuant to a promissory note accruing 8% per annum and maturing on August 2, 2012 for the sale of the four retail locations in Nevada. This has been adjusted as if the asset sale was consummated on June 30, 2007.

NOTE 3 - ADJUSTMENT OF REVENUES AND EXPENSES

The revenues and operating costs of the four retail locations have been computed and adjusted assuming the asset sale was consummated at the beginning of each period presented.

NOTE 4 - EFFECT OF THE ASSET SALE

The Company has computed the loss on the sale of the assets to Java Nevada and recorded it as if it occurred in each of the periods presented. The computed loss on sale was estimated at $366,134 for the six months ended June 30, 2007 and at $433,240 for the year ended December 31, 2006.

The adjustments relating to the unaudited pro forma consolidated statements of operations are computed assuming that the asset sale was consummated at the beginning of each period presented. The adjustments relating to the unaudited pro forma consolidated balance sheet are computed assuming the asset sale was consummated at June 30, 2007.